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                           BARR ROSENBERG SERIES TRUST

                        Supplement dated January 5, 1998

                                       To

                         Prospectus dated July 18, 1997


     As indicated on page 30 of the Prospectus, the Trust reserves the right to suspend the offering of shares of its Funds when such suspension is in the best interests of the Trust. The Trustees have decided to close the U.S. Small Capitalization Series to new investors when such fund's assets reach $500 million in market value. The following categories of existing shareholders will still be permitted to purchase additional shares of the U.S. Small Capitalization Series: (i) shareholders who own shares of the U.S. Small Capitalization Series on the date such Fund closes (the "Closing Date") will be permitted to purchase additional shares of the U.S. Small Capitalization Series for as long as they continue to own some shares of such Fund; (ii) shareholders who beneficially own shares of the U.S. Small Capitalization Series on the Closing Date through accounts maintained by a registered investment adviser or financial adviser for as long as such registered investment adviser or financial adviser continues to maintain an account with the U.S. Small Capitalization Series; and (iii) participants in any self-directed qualified benefit plan (for example, 401(a), 401(k), 457 and 403(b) plans, but not IRAs) that owns shares on the Closing Date will be eligible to direct the purchase of the shares of the U.S. Small Capitalization series by their plan account for so long as the plan continues to own some shares of such Fund for any single plan participant. In the event a shareholder redeems all of his, her or its shares of the U.S. Small Capitalization Series, all participants in a benefit plan described above redeem their shares of such Fund, or a registered investment adviser or financial adviser redeems all of its accounts with such Fund, such shareholder, the participants in such plan, or existing shareholders who invest through such registered investment adviser or financial adviser will no longer be eligible to purchase shares of the U.S. Small Capitalization Series.

     Shareholders of other Funds will not be permitted to exchange any of their shares for shares of the U.S. Small Capitalization Series unless such shareholders are independently eligible to purchase shares of the U.S. Small Capitalization Series as described above. The Trust reserves the right at any time to modify the restrictions set forth above, including the suspension of all sales of shares of the U.S. Small Capitalization Series or the lifting of restrictions on different classes of investors and/or transactions.